UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2018

PARSLEY ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street

Suite 3000

Austin, Texas 78701

(Address of Principal Executive Offices)

(Zip Code)

(737) 704-2300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2016, the Board of Directors (the “Board”) of Parsley Energy, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”) to allow certain stockholders to include their director nominees in the Company’s annual meeting proxy materials (the “proxy access Bylaw”) and to make certain other changes as described below. Under the proxy access Bylaw, any eligible stockholder, or eligible group of up to 20 stockholders, owning shares representing 3% or more of the voting power entitled to vote generally in the election of the Company’s directors continuously for at least three years may, subject to certain limitations, nominate and include in the Company’s proxy materials for an annual meeting of stockholders, a number of director nominees not to exceed the greater of (a) two directors or (b) 20% of the directors then serving on the Board (rounded down to the nearest whole number), provided that the eligible stockholder or eligible group of stockholders and the director nominee(s) satisfy the requirements specified in the Bylaws, including the requirement that notice of a nomination be provided to the Company’s Secretary at the principal executive offices of the Company not less than 120 days nor more than 150 days prior to the first anniversary of the date the definitive proxy statement was first mailed to stockholders in connection with the preceding year’s annual meeting of stockholders. Proxy access will be first available to stockholders for the Company’s 2019 Annual Meeting of Stockholders.

In addition, the Bylaws were also amended to, among other things:

•	Make certain conforming changes and updates to the provision governing stockholder director nominations outside of the proxy access process.

•

Provide (a) that notice of a special meeting of the Board may be given to each director less than 24 hours before such meeting under certain circumstances and (b) that at any such special meeting at which not all of the directors are present and for which directors received less than 24 hours’ notice, two-thirds of the whole Board will be required to (i) establish a quorum for the transaction of business and (ii) act on behalf of the Board at such meeting.

•

Clarify that the chairman of a stockholder meeting may establish (a) regulations for the opening and closing of the polls and (b) procedures requiring attendees to provide the Company advance notice of their intent to attend and/or participate at the meeting.

•	Make other non-substantive, procedural, clarifying and conforming changes.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Parsley Energy, Inc., dated October 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel

Dated: October 30, 2018